TEHAMA BANCORP 1999 STOCK OPTION PLAN


                                TABLE OF CONTENTS

1.       PURPOSE.............................................................1

2.       DEFINITIONS.........................................................1

3.       ADMINISTRATION......................................................3
         (a)      Committee Membership.......................................3
         (b)      Committee Procedures.......................................3
         (c)      Committee Responsibilities.................................3

4.       ELIGIBILITY.........................................................4
         (a)      General Rules..............................................4
         (b)      Ten-Percent Stockholders...................................4
         (c)      Attribution Rules..........................................4
         (d)      Outstanding Stock..........................................5

5.       STOCK SUBJECT TO PLAN...............................................5
         (a)      Basic Limitation...........................................5
         (b)      Additional Shares..........................................5

6.       TERMS AND CONDITIONS OF OPTIONS.....................................5
         (a)      Stock Option Agreement.....................................5
         (b)      Number of Shares...........................................5
         (c)      Exercise Price.............................................5
         (d)      Withholding Taxes..........................................6
         (e)      Exercisability.............................................6
         (f)      Term.......................................................6
         (g)      Transferability............................................7
         (h)      No Rights as a Stockholder.................................7
         (i)      Modification, Extension and Renewal of Options.............7
         (j)      Substitute Options.........................................7
         (k)      Options for Non-Employee Directors.........................7

7.       PAYMENT FOR SHARES..................................................8
         (a)      General Rule...............................................8
                  (i)      ISOs..............................................8
                  (ii)     Nonstatutory Options..............................8
         (b)      Surrender of Stock.........................................8
         (c)      Exercise/Sale..............................................8
         (d)      Exercise/Pledge............................................8

8.       ADJUSTMENT OF SHARES................................................8
         (a)      General....................................................8
         (b)      Reorganizations............................................9
         (c)      Reservation of Rights......................................9

9.       SECURITIES LAWS.....................................................9

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10.      NO RETENTION RIGHTS.................................................9

11.      DURATION AND AMENDMENTS.............................................9
         (a)      Term of the Plan...........................................9
         (b)      Right to Amend or Terminate the Plan......................10
         (c)      Effect of Amendment or Termination........................10

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                      TEHAMA BANCORP 1999 STOCK OPTION PLAN


1.   PURPOSE.

     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the grant of Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code.

2.   DEFINITIONS.

     (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a), or in the absence of such a committee, the Board of Directors.

     (d) "Company" shall mean Tehama Bancorp, a California corporation.

     (e) "Employee" shall mean:

          (i) Any individual who is a common-law employee of the Company or of a Subsidiary;

          (ii) A member of the Board of Directors; and

          (iii) An independent contractor who performs services for the Company or a Subsidiary and who is not a member of the Board of Directors.

Service as an independent contractor or member of the Board of Directors shall be considered employment for all purposes of the Plan, except as provided in
Section 4(a).

     (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (g) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (h) "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

          (i) If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted;

          (ii) If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market System;

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          (iii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite-transactions report for such date; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (i) "ISO"  shall mean an  employee  incentive  stock  option  described  in
Section 422(b) of the Code.

     (j) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

     (k) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (l) "Optionee" shall mean an individual who holds an Option.

     (m) "Plan" shall mean this Tehama Bancorp 1999 Stock Option Plan, as it may be amended from time to time.

     (n) "Service" shall mean service as an Employee.

     (o) "Share" shall mean one share of Stock,  as adjusted in accordance  with
Section 8 (if applicable).

     (p) "Stock" shall mean the Common Stock of the Company.

     (q) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (r) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (s) A "Substitute Option" shall mean an option described in Section 6(j).

     (t) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

3.   ADMINISTRATION.

     (a) Committee Membership. The Board of Directors shall have the authority to administer the Plan but may delegate its administrative powers under the Plan, in whole or in part, to one or more committees of the Board of Directors. With respect to the participation of Employees who are subject to Section 16 of the Exchange Act, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "nonemployee directors" as defined in Securities and Exchange Commission Rule 16b-3 under the

Exchange Act. With respect to the participation of Employees who may be considered "covered employees" under Section 162(m) of the Code, the Plan may be administered by a committee composed solely of two or more members of the Board of Directors who qualify as "outside directors" as defined by the Internal Revenue Service for plans intended to qualify for an exemption under Section 162(m)(4)(C) of the Code. If the committee members meet both such qualifications, then one committee may administer the Plan both with respect to Employees who are subject to Section 16 of the Exchange Act or who are considered to be "covered employees" under Section 162(m) of the Code.

     The Board of Directors may appoint a separate committee, consisting of one or more members of the Board of Directors who do not meet such qualifications. Such committee may administer the Plan with respect to Employees who are not officers of the Company or members of the Board of Directors, may grant Options under the Plan to such Employees and may determine the timing, number of Shares and other terms of such grants.

     (b) Committee Procedures. The Board of Directors shall designate one of the members of any Committee appointed under paragraph (a) as chairman. Any such Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c) Committee Responsibilities. Subject to the provisions of the Plan, any such Committee shall have full authority and discretion to take the following actions:

          (i) To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Options are to be granted under the Plan;

          (v) To select the Optionees;

          (vi) To determine the number of Shares to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (viii) To amend any outstanding Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Optionee who entered into such agreement;

          (ix) To prescribe the consideration for the grant of each Option under the Plan and to determine the sufficiency of such consideration; and

          (x) To take any other actions deemed necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Optionees, and all persons deriving their rights from an Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Option.

4.   ELIGIBILITY.

     (a) General Rules. Only Employees shall be eligible for designation as Optionees by the Committee. In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b) Ten-Percent Stockholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless:

          (i) The Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant; and

          (ii) Such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

     (d) Outstanding Stock. For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

5.   STOCK SUBJECT TO PLAN.

     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares. The shares of stock subject to options authorized to be granted under the Plan shall consist of 544,230 shares of the Company's no par value common stock (the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 6 hereof, provided that, such number shall be adjusted downward to the extent necessary to conform to the requirements of Section 260.140.45 of the Rules of the California Commissioner of Corporations, so that at no time shall the total number of shares issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of such Rule. The Shares subject to the Plan shall be set aside initially out of the authorized but unissued shares of Common Stock of Bancorp not reserved for any other purpose; thereto shall be added shares of Common Stock delivered by an Optionee in payment of any portion of the exercise price of an option or taxes due in connection with such exercise. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b) Additional Shares. In the event that any outstanding option granted under this Plan, including Substitute Options, or under the Tehama Bancorp 1994 Stock Option Plan, for any reason expires or is cancelled or otherwise terminated, the Shares allocable to the unexercised portion of such option shall become available for the purposes of this Plan.

6.   TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement executed by the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. Options granted to any Optionee in a single calendar year shall in no event cover more than twenty-five thousand (25,000) Shares, subject to adjustment in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) with respect to ISOs and Section 6(i) with respect to Substitute Options. The Exercise Price shall be payable in a form described in Section 7.

     (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option. The Committee may permit the Optionee to satisfy all or part of his or her tax obligations related to the Option by having the Company withhold a portion of any Shares that otherwise would be issued to him or her or by surrendering any Shares that previously were acquired by him or her. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. The payment of taxes by assigning Shares to the Company, if permitted by the Committee, shall be subject to such restrictions as the Committee may impose.

     (e) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion; provided however, that in the In the event that an Optionee's Service terminates, the Option shall be exercisable only to the extent the Option was vested as of the date of such termination, unless otherwise specified in the Optionee's Stock Option Agreement.

     (f) Term. Each Stock Option Agreement shall specify the term of the Option. The term of an ISO shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire. In the event that the Optionee's Service terminates:

          (i) As a result of such Optionee's death or Total and Permanent Disability, the term of the Option shall expire twelve months (or such other period specified in the Optionee's Stock Option Agreement) after such death or Total and Permanent Disability but not later than the original expiration date specified in the Stock Option Agreement.

          (ii) As a result of termination by the Company for cause, the term of the Option shall expire thirty days after the Company's notice or advice of such termination is dispatched to Employee, but not later than the original expiration date specified in the Stock Option Agreement. For purposes of this Paragraph (ii), "cause" shall mean an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Company, or the deliberate disregard of rules of the Company which results in loss, damage or injury to the Company, the unauthorized disclosure of any of the secrets or confidential information of the Company, the inducement of any client or customer of the Company to break any contract with the Company, or the inducement of any principal for whom the Company acts as agent to terminate such agency relationship, the engagement of any conduct which constitutes unfair competition with the Company, the removal of Optionee from office by any court or bank regulatory agency, or such other similar acts which the Committee in its discretion determine to constitute good cause for termination of Optionee's Service. As used in this Paragraph (ii), Company includes Subsidiaries of the Company.

          (iii) As a result of termination for any reason other than Total and Permanent Disability, death or cause, the term of the Option shall expire three months (or such other period specified in the Optionee's Stock Option Agreement) after such termination, but not later than the original expiration date specified in the Stock Option Agreement.

     (g) Transferability. During an Optionee's lifetime, such Optionee's ISO(s) shall be exercisable only by him or her and shall not be transferable. An Optionee's Nonstatutory Options shall also not be transferable during the Optionee's lifetime, except to the extent otherwise permitted in the Optionee's Stock Option Agreement. Subject to prior permitted transfers, in the event of an Optionee's death, such Optionee's Option(s) shall not be transferable other than by will, by written beneficiary designation or by the laws of descent and distribution.

     (h) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in
Section 8.

     (i) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair such Optionee's rights or increase his or her obligations under such Option.

     (j) Substitute Options. If the Company at any time should succeed to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan in substitution of options previously granted by such corporation to purchase shares of its stock which options are outstanding at the date of the succession ("Surrendered Options"). The Committee shall have discretion to determine the extent to which such Substitute Options shall be granted, the persons to receive such Substitute Options, the number of Shares to be subject to such Substitute Options, and the terms and conditions of such Substitute Options which shall, to the extent permissible within the terms and conditions of the Plan, be equivalent to the terms and conditions of the Surrendered Options. The Exercise Price may be determined without regard to Section 6(c); provided however, that the Exercise Price of each Substitute Option shall be an amount such that, in the sole and absolute judgment of the Committee (and if the Substitute Options are to be ISOs, in compliance with Section 424(a) of the
Code), the economic benefit provided by such Substitute Option is not greater than the economic benefit represented by the Surrendered Option as of the date of the succession.

     (k) Options for Non-Employee Directors. Notwithstanding anything to the contrary in other provisions of the Plan, each non-employee director of the Company shall be eligible to be granted options under the Plan only in accordance with this subarticle. Options granted to such directors (i) shall be Nonstatutory Stock Options; (ii) shall be exercisable immediately as to 20% of the Shares subject to the option and as to the remainder of the Shares in four additional installments of 20% of the Shares on each of the first four anniversary dates after the date of grant; (iii) shall expire ten (10) years from the date of grant; (iv) shall be granted to all non-employee directors as of the effective date of the granting of a permit by the California Commissioner of Corporations authorizing the granting of options pursuant to the Plan (and to each person first afterwards becoming a non-employee director, as of the date such person becomes a member of the Board of Directors) in the amount of 5,000 shares at a price equal to 100% of the fair market value of the Shares at the time of grant, or such number or kind of shares of stock or other securities which shall be substituted for such number of Shares or to which such number of Shares shall be adjusted as provided in Article 6 of the Plan; (v) shall terminate only in the event of the director's death or termination of service as a director for cause; and (vi) shall be otherwise subject to all terms of the Plan not inconsistent with this subarticle. No director shall be entitled to receive more than one grant of options pursuant to this subarticle, except with the approval of the shareholders of the Company (not including shares beneficially owned by any director to whom such an additional option shall be granted), which approval may be given at any time prior to or (provided that the option shall not be exercisable before such approval is given) within one year following the date of such grant.

7.   PAYMENT FOR SHARES.

     (a) General Rule. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

          (i) ISOs. In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c) or (d) below.

          (ii) Nonstatutory Options. In the case of a Nonstatutory Option granted under the Plan, the Committee (at its sole discretion) may accept payment pursuant to Subsections (b), (c), or (d) below.

     (b) Surrender of Stock. To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than 6 months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Exercise/Sale. To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (d) Exercise/Pledge. To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

8.   ADJUSTMENT OF SHARES.

     (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments in one or more of:

          (i) The number of Shares available under Section 5 for future grants;

          (ii) The limit set forth in Section 6(b);

          (iii) The number of Shares covered by each outstanding Option; or

          (iv) The Exercise Price under each outstanding Option.

     (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Subject to the provisions of Section 6(e)(i), such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the cancellation of Options not exercised on or before the effective date of the merger or reorganization, in all cases without the Optionees' consent. Any cancellation shall not occur until after Optionees have been notified of the pendency of such merger or reorganization and have had reasonable opportunity to exercise their exercisable Options.

     (c) Reservation of Rights. Except as provided in this Section 8, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.   SECURITIES LAWS.

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

10.  NO RETENTION RIGHTS.

     Neither the Plan nor any Option shall be deemed to give any individual a right to remain an employee or consultant of the Company or a Subsidiary. The Company and its Subsidiaries reserve the right to terminate the service of any employee or consultant at any time, with or without cause, subject to applicable laws and a written employment agreement (if any).

11.  DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective as of the date the Plan is approved by the shareholders of the Company in the manner required by applicable law or regulation (the "Effective Date"). The Plan, if not extended, shall terminate automatically ten years after the Effective Date, except that any ISOs granted under the Plan must be granted by March 18, 2009, ten years after the Plan was adopted by the Board of Directors. It may be terminated on any earlier date pursuant to Subsection (b) below.

     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws or regulations.

     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.